Business combinations (Tables)	12 Months Ended
Sep. 30, 2022
Business combinations
Schedule of purchase price as of the date of acquisition
	For the year ended September 30,
	2022	2022
	RMB	$
Net tangible liabilities (i)	(15,219)		(2,401)
Goodwill	(20,219)		(3,189)
Total fair value of purchase price allocation	5,000		788

Consideration	5,000		788